SECURITIES & EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 2, 2006


                     Ryan's Restaurant Group, Inc.
     (Exact Name of Registrant as Specified in Its Charter)


                 Commission File Number 0-10943

     South Carolina                       57-0657895
(State or Other Jurisdiction     (IRS Employer Identification No.)
      of Incorporation)

                  405 Lancaster Avenue (29650)
                       Post Office Box 100
                          Greer, SC 29652
      (Address of principal executive offices)  (Zip Code)


Registrant's telephone number (including area code):  (864) 879-
                              1000

                           Not Applicable
                 (Former Name or Former Address,
                  if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written  communications pursuant to Rule  425  under  the
Securities Act (17 CFR 230.425)

[   ]   Soliciting  material pursuant to Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Regulation FD Disclosure

On August 2, 2006, Ryan's Restaurant Group, Inc. (the "Company") issued a press release on financial results for the period ended
June 28, 2006.

The  information in this Form 8-K is furnished pursuant  to  Item
2.02, "Result of Operation and Financial Condition".

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


RYAN'S RESTAURANT GROUP, INC.

By: /s/ Janet J. Gleitz

Name: Janet J. Gleitz

Title: Corporate Secretary

Date: August 2, 2006